Exhibit 10.2

                         AMENDMENT NO. 8 TO AMENDED AND
             RESTATED LOAN AGREEMENT, LIMITED WAIVER AND CONSENT

     AMENDMENT NO. 8 TO AMENDED AND RESTATED LOAN AGREEMENT, LIMITED WAIVER AND CONSENT dated as of September 11, 2002 (this "Amendment"), by and among MEDALLION FUNDING CORP., a New York corporation (the "Borrower"), the lending institutions that are listed on the signature pages hereto, FLEET NATIONAL BANK (f/k/a Fleet Bank, National Association), as a Bank ("Fleet"), as Swing Line Lender (the "Swing Line Lender"), as Arranger and as Agent for the Banks (including any successor, the "Agent"), amending the Loan Agreement (as defined below).

     WHEREAS, the Borrower, the banks and other lending institutions that from time to time are signatories thereto (including Assignees, collectively, the "Banks" and individually, a "Bank"), the Agent and the Swing Line Lender are parties to an Amended and Restated Loan Agreement dated as of December 24, 1997 (as amended, the "Loan Agreement", capitalized terms defined therein having the same meanings herein as therein), pursuant to which the Banks have extended credit to the Borrower on the terms and subject to the conditions set forth therein;

     WHEREAS, the Borrower has requested certain amendments of the Loan Agreement and waivers of certain provisions of the Loan Agreement, and, subject to the terms and conditions set forth herein, the Borrower, the Banks, the Agent and the Swing Line Lender have agreed to amend the Loan Documents and waive certain provisions thereof; and

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Loan Documents as follows:

     1. Amendments to Definitions. Section 1.1 of the Loan Agreement is hereby amended by:

     (a) deleting the definition "Term Loan Commitment" in its entirety.

     (b) deleting the period at the end of subsection (h) of the definition of "Eligibility Requirements" and inserting the text "; and" in lieu thereof and adding the following new subsection (i):

         "(i)  such Loan,  if a Specified  Loan,  is a Permitted  Specified
     Loan."

     (c) deleting the following definitions in their entirety, and substituting in lieu thereof the following new definitions:

         "Applicable Prime Rate Margin" shall mean (a) zero percent (0.0%) for the period from and including the Amendment No. 8 Effective Date to but not including the date which is 120 days after the Amendment No. 8 Effective Date, (b) one half of one percent (0.5%) for the period from and including the day which is 120 days following the Amendment No. 8 Effective Date to but not including the date which is 240 days after the Amendment No. 8 Effective Date, and (c) one percent (1.0%) thereafter.

         "Borrowing Base" shall mean, as of any date of calculation, an amount equal to the sum of:

             (i) (A) cash of up to $5,000,000, plus (B) cash pledged to the Agent, for the ratable benefit of the Banks, pursuant to a cash collateral security agreement in form and substance satisfactory to the Agent plus (C) Short Term Investments shown on the Borrower's balance sheet as of such date, plus

             (ii) 83.33% of the sum, without duplication, of (A) the aggregate outstanding principal balances of, plus accrued interest (excluding deferred interest) on, all Eligible Medallion Loans and Eligible Commercial Loans shown on Borrower's balance sheet as of the last day of the most recent month, minus (B) the portion, if any, of the Loans, plus accrued interest (excluding deferred interest) thereon, that Borrower, in its reasonable business judgment, deems to be uncollectible or subject to classification as non-accruing, minus (C) the Eligible Loans, plus accrued interest (excluding deferred interest) thereon, which are more than 60 days past due, plus

             (iii) 83.33% of 75% of the Eligible Medallion Loans and accrued interest (excluding deferred interest) thereon which are more than 60 days past due, but are less than 91 days past due, plus

             (iv) 83.33% of 65% of the Eligible Medallion Loans and accrued interest (excluding deferred interest) thereon which are more than 90 days past due, but are less than 121 days past due;

     provided, that if all or any part of any Medallion Loan or Commercial Loan would be excluded under any of the provisions set forth above, then the entire outstanding principal amount of, plus accrued interest (including deferred interest) on, such Medallion Loan or Commercial Loan shall be excluded.

         "Collateral" shall mean and include all existing and after-acquired interests in the assets and property of whatever nature whatsoever, real, personal or mixed, tangible or intangible, of the Borrower and MFCC. The term shall include the stock of Media pledged by the Parent pursuant to the terms of the Parent Pledge Agreement, the stock of MFCC pledged by the Borrower pursuant to the terms of the Borrower Pledge Agreement and the beneficial and ownership interests in the SPV pledged by the Borrower pursuant to the terms of the SPV Pledge Agreement, securing the Loans and all other property and interests in personal property that shall, from time to time, secure the Loans.

         "Maturity" shall mean August 31, 2003 with respect to all Loans.

         "Term-Out Date" shall mean the Amendment No. 8 Effective Date.

         "Term Loan" or "Term Loans" shall mean the Revolving Credit Loans converted to Term Loans on the Amendment No. 8 Effective Date.

     (d) inserting the following new definitions in proper alphabetical order therein:

         "Amendment No. 8" shall mean Amendment No. 8 to Amended and Restated Loan Agreement, Limited Waiver and Consent dated as of September 11, 2002 among the Borrower, the Agent, the Swing Line Lender and the Banks.

         "Amendment No. 8 Effective Date" shall mean the date on which the Borrower has satisfied, to the Agent's satisfaction, each of the conditions listed in Section 37(a) to Amendment No. 8, as evidenced by the notice given pursuant to Section 37(c) therein.

         "Documentation Punch List Letter" shall mean that certain letter agreement dated on or before the Amendment No. 8 Effective Date, among the Borrower, the Agent and the Senior Note Holders, which sets forth those items that are required to be completed by the Borrower within the applicable required periods following the Amendment No. 8 Effective Date.

         "Merrill Lynch" shall mean Merrill Lynch Bank USA or an affiliate thereof, including any permitted assignee under the Merrill Lynch Facility.

         "Merrill Lynch Facility" shall mean the financing transaction to close on or about the Amendment No. 8 Effective Date, pursuant to which the SPV will from time to time borrow money from Merrill Lynch and the SPV will from time to time use the proceeds to purchase Medallion Loans from the Borrower.

         "Merrill Lynch Loan Agreement" shall mean the Loan and Security Agreement dated on or about the Amendment No. 8 Effective Date, by and among the SPV and Merrill Lynch.

         "Permitted Specified Loans" shall mean Specified Loans that do not exceed (A) $12,000,000 for the period from and including the Amendment No. 8 Effective Date to but not including the date which is ninety (90) days after the Amendment No. 8 Effective Date, (B) $6,000,000 for the period from and including the date which is ninety (90) days after the Amendment No. 8 Effective Date to but not including February 1, 2003 and (C) $0 thereafter.

         "Shared Services Agreement" shall mean that certain Shared Services Agreement dated on or about the Amendment No. 8 Effective Date, between the Parent and the SPV.

         "Specified Loans" shall mean Medallion Loans existing on the Amendment No. 8 Effective Date, and made to borrowers that were organizations dissolved at or before the time when such Medallion Loans were made, if, at the time of reference thereto, the dissolved borrowers have not been reinstated to entity existence with the applicable department of state or secretary of state as if such dissolution had not occurred.

         "SPV" shall mean Taxi Medallion Loan Trust I, a special purpose, bankruptcy remote, Delaware business trust, established by the Borrower in connection with the Merrill Lynch Facility.

         "SPV Pledge Agreement" shall mean that certain Collateral Assignment of Ownership Interests dated as of September 11, 2002, by the Borrower in favor of the Agent and the Senior Note Holders and relating to the beneficial and ownership interests in the SPV.

     2. Interest; Removal of LIBO Rate Pricing. As of the Amendment No. 8 Effective Date, all Loans shall bear interest at an annual rate equal to the Prime Rate plus the Applicable Prime Rate Margin, except as provided in Section
2.6 of the Loan Agreement. As of the Amendment No. 8 Effective Date, LIBO Rate pricing shall no longer be available under the Loan Agreement. Accordingly, all references in the Loan Agreement to LIBO Rate Loans, Adjusted LIBO Rate, Applicable LIBO Margin and LIBO Base Rate are hereby deleted.

     3. Removal of Revolving Credit Loans and Swing Line Loans; Term Loans Only. As of the Amendment No. 8 Effective Date, the Term-Out Date shall have occurred and all Revolving Credit Loans and Swing Line Loans outstanding shall be converted to Term Loans. All references on or after the Amendment No. 8 Effective Date to Loans shall refer solely to Term Loans. Notwithstanding any term to the contrary in the Loan Agreement or the other Loan Documents, including Section 2.3(c) thereof, on and after the Amendment No. 8 Effective Date, (i) no Term Loan may be converted to any other loan type and (ii) no further Loans shall be made as Revolving Credit Loans or Swing Line Loans under the Loan Agreement. All references in the Loan Agreement and the other Loan Documents to the terms "Aggregate Revolving Credit Commitments", "Revolving Credit Commitment", "Revolving Credit Commitment Period", "Revolving Credit Exposure", "Revolving Credit Loan", "Revolving Credit Loans", "Revolving Credit Obligations", "Scheduled Swing Line Commitment Termination Date", "Swing Line Commitment", "Swing Line Commitment Amount", "Swing Line Commitment Period", "Swing Line Commitment Termination Date", "Swing Line Exposure", "Swing Line Interest Period", "Swing Line Loan", "Swing Line Loans", "Swing Line Maturity Date" and "Swing Line Participation Amount" shall be deleted. In addition, all provisions of the Loan Agreement and the other Loan Documents relating or otherwise having an effect with respect to any of the defined terms identified in the preceding sentence are hereby deleted to the extent of such relation or effect. At the request of any Bank, the Borrower shall deliver to such Bank a separate promissory note of the Borrower, in substantially the form of Annex A attached hereto, dated as of the Amendment No. 8 Effective Date and completed in favor of such Bank in the amount of such Bank's Percentage of the outstanding Loans and otherwise with appropriate insertions.

     4. Amendment of Section 2.2 of the Loan Agreement. Section 2.2 of the Loan Agreement is hereby amended by:

     (a) deleting Section 2.2(b) in its entirety and substituting the following new Section 2.2(b) in lieu thereof:

         "(b)  [Intentionally omitted].; and

     (b) deleting Section 2.2(c)(iii) in its entirety and substituting the following new Section 2.2(c)(iii) in lieu thereof:

         "(c)(iii) Interest Rate on the Term Loans. Each Term Loan shall bear interest, subject to the provisions of Sections 2.6 and 10.14 hereof, until its Maturity on the principal amount thereof from time to time outstanding at an annual rate equal to the Prime Rate plus the Applicable Prime Rate Margin. The rate of interest of each Term Loan shall be computed on the basis of a 360-day year for the actual number of days elapsed."

     5. Amendment of Section 2.5 of the Loan Agreement. Section 2.5 of the Loan Agreement is hereby amended by:

     (a) deleting Section 2.5(b) in its entirety and substituting in lieu thereof the following new Section 2.5(b):

         "(b) Mandatory Repayment of Term Loans. Principal on each Term Loan shall be repaid by the Borrower to the Agent in accordance with the amortization schedule set forth below. Such payments (each a "Principal Payment" and collectively, the "Principal Payments") shall be paid on or before the dates specified below and shall be applied pro rata to repay the Senior Notes and the Term Loans in accordance with Section 5 of the Intercreditor Agreement. Any prepayments of principal on the Term Loans made on or after August 1, 2002 pursuant to Sections 2.5(a), (c) and (e) hereof shall be applied against the monthly Principal Payments in chronological order of the dates on which such Principal Payments are to be made.

     =========================================================================
            Date of Principal Payment           Amount of Principal Payment
     =========================================================================

           Within two (2) Business Days                 $104,000,000
          following the Amendment No. 8
                  Effective Date
     -------------------------------------------------------------------------

                September 30, 2002                       $2,000,000
     -------------------------------------------------------------------------

                 October 31, 2002                        $2,000,000
     -------------------------------------------------------------------------

                November 30, 2002                       $17,000,000
     -------------------------------------------------------------------------

                December 31, 2002                        $5,500,000
     -------------------------------------------------------------------------

                 January 31, 2003                       $21,500,000
     -------------------------------------------------------------------------

                February 28, 2003                        $2,000,000
     -------------------------------------------------------------------------

     -------------------------------------------------------------------------

                  March 31, 2003                         $2,000,000
     -------------------------------------------------------------------------

                  April 30, 2003                         $1,000,000
     -------------------------------------------------------------------------

                   May 31, 2003                          $1,000,000
     -------------------------------------------------------------------------

                  June 30, 2003                          $1,000,000
     -------------------------------------------------------------------------

                  July 31, 2003                          $1,000,000
     -------------------------------------------------------------------------
                                             All outstanding amounts under the
                 August 31, 2003                Term Loans and Senior Notes
     -------------------------------------------------------------------------

     (b) deleting Sections 2.5(e)(iii), (iv) and (vi) in their entirety and substituting the following new Sections 2.5(e)(iii), (iv) and (vi) in proper alphabetical and numerical order in lieu thereof:

         "(iii) Other than sales permitted pursuant to Section 8.3(f)(v), (vi) and (vii) herein, promptly following the occurrence of any sale, transfer or disposition of Loans or other assets of the Borrower or any of its Subsidiaries (following the obtaining of any necessary consents or approvals hereunder or under any other applicable agreements, including the Financial Agreement, the Note Purchase Agreement and the Collateral Agency Agreement, for such sale, transfer or disposition), the Borrower shall repay (1) outstanding Loans, (2) outstanding Senior Notes, (3) the principal amounts outstanding of the CP Debt, and (4) the outstanding principal amount of Indebtedness of the Borrower permitted pursuant to
     Section 8.2(g) hereof, in an amount equal to one hundred percent (100%) of the Net Cash Proceeds of such sale, transfer or disposition, with such Net Cash Proceeds being allocated among the Banks, the Agent, the CP Holders, the Senior Note Holders and the holders of the Indebtedness described in clause (4) of this Section 2.5(e)(iii) on a pro rata basis in accordance with the provisions of Section 5 of the Intercreditor Agreement. In the event that any Net Cash Proceeds remain after applying the Net Cash Proceeds in accordance with the provisions of Section 5 of the Intercreditor Agreement ("Excess Asset Proceeds"), such Excess Asset Proceeds shall be transferred to the Operating Account.

         (iv) [Intentionally Omitted].

         (vi) On or before the Amendment No. 8 Effective Date, upon the Borrower's receipt of the cash payment necessary to reduce its intercompany account with the Freshstart Venture Capital Corp. to $0, the Borrower shall repay (1) outstanding Term Loans, and (2) outstanding Senior Notes, in an amount equal to one hundred percent (100%) of such payment, with such payment being allocated among the Banks, the Agent and the Senior Note Holders on a pro rata basis in accordance with the provisions of Section 5 of the Intercreditor Agreement."

     6. Amendment of Article 2A of the Loan Agreement. Article 2A of the Loan Agreement is hereby amended by deleting Article 2A in its entirety and substituting the following new Article 2A in lieu thereof:

         "2A. Collateral Security; Guaranties. The Borrower Obligations under this Agreement shall be secured by a perfected first priority security interest (subject only to Liens permitted hereunder and entitled to priority under applicable law (including Liens in favor of the "Agent" (as defined in the Financial Agreement) under the Financial Agreement to secure the obligations thereunder) and to the requirements of the Collateral Agency Agreement and the Intercreditor Agreement) in substantially all of the assets of the Borrower and MFCC, whether now owned or hereafter acquired and wherever located, pursuant to the terms of (1) the Security Agreements, including a pledge by the Borrower of one hundred percent (100%) of the capital stock owned by the Borrower of each of its Subsidiaries, subject to limitations imposed by applicable law with respect to any particular Subsidiary, and to the receipt of consents (including lender consents) as may be required under other loan documents for any particular Subsidiary, provided that the Borrower shall have used its best efforts to obtain such consents, with the Borrower acknowledging that the pledge of (and subsequent enforcement of the security interest in) the stock of Media requires no such consent, and (2) the Lockbox Agreements upon the Borrower's compliance with Section 6.21.1 hereof. In addition, the Borrower Obligations under this Agreement shall be secured by a first priority perfected pledge by the Borrower in favor of the Agent of its beneficial and ownership interests in the SPV, for the benefit of the Agent and the Banks, and the Senior Note Holders, together with the granting by the Borrower of a first priority perfected security interest in favor of the Agent, for the benefit of the Agent and the Banks, and the Senior Note Holders in any claims the Borrower may now or hereafter have against the SPV, pursuant to the SPV Pledge Agreement, provided that notwithstanding any provision to the contrary contained herein or in any Loan Document, voting, disposition or other remedies may not be exercised against the pledge or security interest until such time as the loans under the Merrill Lynch Facility have been paid or have been declared to be due and payable prior to their scheduled maturity (which for clarity does not include rapid amortization events under the Merrill Lynch Facility). The Borrower Obligations under this Agreement and the other Loan Documents shall also be guaranteed by the Guarantors pursuant to the terms of the Guaranties (subject, in the case of Media, to the terms of the Collateral Agency Agreement and in the case of MFCC, to the terms of the Intercreditor Agreement); provided, however, that the Guaranty with respect to Media shall provide that, with the prior written consent of the Agent and the Required Banks, which consent shall not be conditioned on any requirement to repay Indebtedness, such Guaranty of Media shall be released upon any sale, transfer, public offering, merger, consolidation or other similar event involving the change of at least 33% of the legal and beneficial ownership of Media."

     7. Amendment of Article 2B.1 of the Loan Agreement. Article 2.B.1 of the Loan Agreement is hereby amended by deleting Article 2B.1 in its entirety and substituting the following new Article 2B.1 in lieu thereof:

         "ARTICLE 2B.1 ALLOCATION OF FUNDS IN THE FLEET CONCENTRATION ACCOUNT.

         SECTION 2B.1.1. Credit for Funds Received in Concentration Account.

             (a) All funds and cash proceeds in the form of money, checks and like items received in the Fleet Concentration Account as contemplated by Section 6.21 hereof shall be credited, on the same Business Day on which the Agent determines that good collected funds have been received, and, prior to the receipt of good collected funds, on a provisional basis until final receipt of good collected funds, and applied as contemplated by Section 2B.1.2 hereof, (b) all funds and cash proceeds in the form of a wire transfer received in the Fleet Concentration Account as contemplated by Section 6.21 hereof shall be credited on the same Business Day as the Agent's receipt of such amounts (or on such later date as the Agent determines that good collected funds have been received), and transferred as contemplated by
         Section 2B.1.2 hereof, and (c) all funds and cash proceeds in the form of an automated clearing house transfer received in the Fleet Concentration Account as contemplated by Section 6.21 hereof shall be credited, on the next Business Day following the Agent's receipt of such amounts (or on such later date as the Agent determines that good collected funds have been received), and transferred as contemplated by
         Section 2B.1.2 hereof. For purposes of the foregoing provisions of this
         Section 2B.1.1, the Agent shall not be deemed to have received any such funds or cash proceeds on any day unless received by the Agent before 2:30 p.m. (Boston time) on such day. The Borrower further acknowledges and agrees that any such provisional credits or credits in respect of wire or automatic clearing house funds transfers shall be subject to reversal if final collection in good funds of the related item is not received by, or final settlement of the funds transfer is not made in favor of, the Agent in accordance with the Agent's customary procedures and practices for collecting provisional items or receiving settlement of funds transfers.

             SECTION 2B.1.2. Transfer to Operating Account Prior to Event of Default. Amounts received in the Fleet Concentration Account which are determined by the Agent in its sole discretion to be good collected funds shall be transferred to the Operating Account on a daily basis, so long as an Event of Default has not occurred of which the account officers of the Agent active on the Borrower's accounts have knowledge. The Borrower shall be permitted to invest funds transferred to the Operating Account pursuant to this Section 2B.1.2 in Cash Equivalents.

             SECTION 2B.2. Repayments of Term Loans After Event of Default.

             (a) Following the occurrence and during the continuance of an Event of Default of which the account officers of the Agent active on the Borrower's accounts have knowledge but prior to the Agent's election to exercise its right to accelerate pursuant to Section 9.1 herein, funds transferred to the Fleet Concentration Account and for which the Borrower has received credits in an amount equal to such amounts due and payable under the Senior Debt shall be applied to the outstanding Senior Debt and allocated among the Banks, the Agent, the Senior Note Holders, the CP Holders and the holders of the outstanding Indebtedness permitted pursuant to Section 8.2(g) hereof in accordance with the terms of the Intercreditor Agreement, and all remaining funds shall be transferred to the Operating Account.

             (b) Following the occurrence and during the continuance of an Event of Default of which the account officers of the Agent active on the Borrower's accounts have knowledge and upon the Agent's exercise of its right to accelerate pursuant to Section 9.1 herein or if all outstanding Term Loans have not been paid in full at Maturity, all funds transferred to the Fleet Concentration Account and for which the Borrower has received credits shall be applied to the outstanding Senior Debt and allocated among the Banks, the Agent, the Senior Note Holders, the CP Holders and the holders of the outstanding Indebtedness permitted pursuant to Section 8.2(g) hereof, in accordance with Section
         9.5 hereof and subject to the terms of the Intercreditor Agreement.

     8. Amendment of Section 3.1 of the Loan Agreement. Section 3.1 of the Loan Agreement is hereby amended by deleting Sections 3.1(d), (e), (f) and (g) in their entirety and substituting the following new Sections 3.1(d), (e) and (f) in proper alphabetical and numerical order in lieu thereof:

         "(d) Amendment No. 8 Amendment Fee. The Borrower agrees to pay to the Agent, for the pro rata account of each Bank (based on each Bank's Percentage), on the Amendment No. 8 Effective Date, an amendment fee equal, in the aggregate, to 0.25% of the principal amount of Term Loans outstanding after giving effect to payment of the Principal Payment due on the Amendment No. 8 Effective Date.

         (e) Amendment No. 8 Deferred Fee. In the event that all Term Loans have not been paid in full and all obligations outstanding under the Note Purchase Agreements (including without limitation principal, accrued interest and the make-whole amount thereunder) have not been paid in full on or before August 31, 2003, the Borrower agrees to pay to the Agent, for the pro rata account of each Bank (based on each Bank's Percentage) and the Senior Note Holders, a deferred fee in the amount of $500,000 for the pro rata accounts of the Banks and the Senior Note Holders.

         (f) Nature of Fees. All fees hereunder shall, except for the deferred fee described in Section 3.1(e) hereof, be fully earned as of the Amendment No. 8

     Effective Date, and shall in any case be non-refundable when paid. The deferred fee described in Section 3.1(e) hereof and all other fees payable hereunder shall be fully earned on the due date therefor."

     9. Amendment of Section 4.18 of the Loan Agreement. Section 4.18 of the Loan Agreement is hereby amended by deleting the text "fiscal years ended March 31, 1995, 1996 and 1997" in the first sentence thereof and substituting the text "fiscal year ended December 31, 2001" in lieu thereof.

     10. Amendment of Section 4.22 of the Loan Agreement. Section 4.22 of the Loan Agreement is hereby amended by deleting Section 4.22 in its entirety and substituting the following new Section 4.22 in lieu thereof:

         "Section 4.22. Priority; Continued Effectiveness. Except as otherwise permitted hereunder, the Agent, for the ratable benefit of the Banks and the CP Holders, have a valid and perfected first priority security interest (subject to the terms of the Intercreditor Agreement and the Collateral Agency Agreement) in and to all Collateral, enforceable against the Borrower and all third parties in all relevant jurisdictions and securing the payment of the Term Loans and all other sums payable under or in connection with the Loan Documents. Each of the Borrower Security Agreement, the Lockbox Agreements, the Parent Pledge Agreement and, after the execution and delivery thereof, the SPV Pledge Agreement is effective to create in favor of the Agent, for the ratable benefit of the Banks and the CP Holders, a valid and perfected first priority (subject to the terms of the Intercreditor Agreement and the Collateral Agency Agreement and except as otherwise permitted hereunder) security interest in and to the Collateral described therein securing the payment of the Term Loans and all other sums payable under or in connection with the Loan Documents. No additional Borrower Financing Statements are required to be filed in order to maintain the perfection and priority of the security interests created pursuant to the Borrower Security Agreement, the Lockbox Agreements, the Parent Pledge Agreement and the SPV Pledge Agreement."

     11. Amendment of Section 5.2 of the Loan Agreement. Section 5.2 of the Loan Agreement is hereby amended by deleting Section 5.2 in its entirety and substituting the following new Section 5.2 in lieu thereof:

     "Section 5.2. [Intentionally omitted]."

     12. Amendment of Section 6.1 of the Loan Agreement. Section 6.1 of the Loan Agreement is hereby amended by deleting Section 6.1(i) in its entirety and substituting the following new Section 6.1(i) in proper alphabetical order in lieu thereof:

         "(i) (a) on the Amendment No. 8 Effective Date (based upon July 31, 2002 information adjusted to give effect to (1) the repayment of Loans, (2) transfers of Loans to the SPV, and (3) the transactions contemplated by Sections 8.11(i)(e)(2) and (6)), and within fifteen (15) Business Days after the end of every calendar month thereafter or at any other time upon the Agent's request, a Borrowing Base

     Certificate, signed by each of the chief financial officer of the Borrower and M.R. Weiser, Inc., or another consultant satisfactory to the Borrower and the Agent, covering the period commencing with the first day following the last day of the period covered by the preceding Borrowing Base Certificate and (b) concurrently with any contribution by the Borrower of cash or Medallion Loans to, or repurchases of Medallion Loans from, the Merrill Lynch Facility as permitted by Sections 8.3(f)(vi) and 8.11(i)(e)(4) herein, a pro forma Borrowing Base Certificate, signed by each of the chief financial officer of the Borrower and M.R. Weiser, Inc., or another consultant satisfactory to the Borrower and the Agent, demonstrating the Borrowing Base after giving effect to such contribution;"

     13. Amendment of Section 6.15 of the Loan Agreement. Section 6.15 of the Loan Agreement is hereby by amended by deleting Section 6.15 in its entirety and substituting the following new Section 6.15 in lieu thereof:

         "Section 6.15.  [Intentionally omitted]."

     14. Amendment of Section 6.16 of the Loan Agreement. Section 6.16 of the Loan Agreement is hereby by amended by deleting Section 6.16 in its entirety and inserting the following new Section 6.16 in lieu thereof:

         "Section 6.16. Post-Closing Matters. The Borrower shall complete each of the post-closing matters specified in the Documentation Punch List Letter within the applicable required periods following the Amendment No. 8 Effective Date provided for therein."

     15. Amendment of Section 6.21 of the Loan Agreement. Section 6.21 of the Loan Agreement is hereby amended by deleting the reference to Excess Dividend Payments in the second sentence thereof.

     16. Amendment of Section 6.22 of the Loan Agreement. Section 6.22 of the Loan Agreement is hereby amended by deleting Section 6.22 in its entirety and inserting the following new Section 6.22 in lieu thereof:

         "Section 6.22. Independent Firm. The Banks and the Agent shall have access to M.R. Weiser at all times for, among other things, updates on the status of M.R. Weiser's work and questions about the scope and substance thereof. Bingham McCutchen LLP on behalf of the Banks and the Agent shall have the right to hire Argus Management Corporation (or a similar consulting firm) as their own consulting firm (with the expenses of such consulting firm to be set forth in detailed monthly bills and to be for the account of the Borrower), and such consulting firm shall have access at all times to the officers, employees, records and other information of the Borrower and their Subsidiaries and shall be permitted to review all calculations performed in connection with the preparation of each Borrowing Base Certificate to be delivered pursuant to Section 6.1(i) hereof; provided, however, that absent a Default or an Event of Default, such fees and expenses, together with all fees and expenses of Nightingale or any other advisor hired by the Senior Note

     Holders or their counsel in connection with the Note Purchase Agreements, shall not exceed, in the aggregate, (i) $75,000 per month for the period commencing on the Amendment No. 8 Effective Date through the earlier to occur of the month in which the outstanding principal amount of Term Loans and Senior Notes is less than $36,000,000 and November 30, 2002 (it being understood that such amount shall be pro rated for any partial calendar months) and (ii) $37,500 per month thereafter. However, the foregoing fee limitations shall not be imposed in the event the Borrower fails to provide to the Agent (i) on the Amendment No. 8 Effective Date and on Thursday of each calendar week thereafter, a 13-week statement of cash flows in the form currently being provided to the Agent and the Senior Note Holders,
     (ii) on the Amendment No. 8 Effective Date and on the 10th and 25th of each calendar month thereafter, monitoring reports (including without limitation the form of monitoring report attached hereto as Annex B), in form and substance satisfactory to the Agent, concerning the various actions proposed by the Borrower to comply with the schedule of Principal Payments set forth in Section 2.5(b) hereof, (iii) daily reports regarding cash balances of the Borrower and its Affiliates, which reports shall be in a form reasonably acceptable to the Agent and (iv) evidence, in form and substance satisfactory to the Agent, that each of the items set forth in the Documentation Punch List Letter to be completed after the Amendment No. 8 Effective Date has been completed in a manner satisfactory to the Agent on or before November 15, 2002."

     17. Amendment of Section 6.23 of the Loan Agreement. Section 6.23 of the Loan Agreement is hereby by amended by deleting Section 6.23 in its entirety and inserting the following new Section 6.23 in lieu thereof:

         "Section 6.23.  Replacement of Servicer.

         (a) In the event that Merrill Lynch, at any time under the Merrill Lynch Facility, has exercised its right or has given notice that it will exercise its right to terminate the rights and obligations of the Borrower (or any permitted successor or assignee of the Borrower) as servicer under the Merrill Lynch Facility, the Borrower shall promptly notify the Agent of such termination or notice to terminate and, upon such termination or in the event a notice to terminate has not been rescinded within seven (7) Business Days after the Borrower's receipt thereof, the Agent shall have the right to replace the Borrower as servicer with respect to the Collateral granted pursuant to the Loan Agreement. The Agent may exercise such right by giving written notice to the Borrower.

         (b) In the event of such replacement of the Borrower as servicer of the Collateral, the Borrower covenants (i) to safeguard the servicing records and (ii) that all funds and loan documents relating to the Collateral (collectively, the "Medallion Loan Records") shall, at the option of the Agent, promptly upon receipt of notice of the Agent's intent to appoint a new servicer for the Collateral, be submitted to the control of the Agent or its designee and that, on the date such notice is received, they will be transferred to the Agent or its designee, without prejudice to the rights, if any, of either party against the other.

         (c) Prior to the replacement of the Borrower as servicer of the Collateral, the Agent may arrange for the collateral agent appointed pursuant to the Intercreditor Agreement (the "Collateral Agent") to establish with the Agent a segregated account on behalf of the Borrower (the "Alternate Collection Account"). The Agent shall notify the Borrower of the establishment of the Alternate Collection Account, specifying the account number for such account. From and after receipt of such notice, all collections arising with respect to the Collateral shall, whether credited to the Fleet Concentration Account or otherwise received by the Borrower, the Collateral Agent, the Agent, any replacement servicer appointed by the Agent or any other Person, be deposited in the Alternate Collection Account. The Collateral Agent shall distribute the funds on deposit in the Alternate Collection Account in accordance with Article 2B hereof and subject to the terms of the Intercreditor Agreement on each date a principal payment is required under Section 2.5(b) hereof and each date interest is payable under this Agreement in accordance with the terms of
     Section 5(d) of the Intercreditor Agreement. The Borrower hereby pledges to the Collateral Agent, for itself, the Agent, the Banks and the Senior Note Holders, and grants the Collateral Agent a security interest in the Alternate Collection Account and all funds that may be on deposit there from time to time. The Borrower further covenants and agrees (i) to provide notification to the obligors in respect of any Medallion Loan, Commercial Loan or other Collateral to make all payments in respect of such Collateral directly to the Alternate Collection Account and (ii) to otherwise cooperate with the Agent in ensuring that such payments are made directly to the Alternate Collection Account.

         (d) Notwithstanding any appointment of a new servicer hereunder, the Borrower shall not be relieved of liability for all amounts due, or responsibilities owed the Agent or the Banks hereunder. The Borrower forthwith upon receipt of notice of the Agent's appointment of a new servicer for the Collateral shall (i) pay over to the Agent or its designee all amounts held by it or subsequently received by it with respect to the affected Collateral or the proceeds thereof, (ii) deliver to the Agent a full accounting in respect of the affected Collateral, including a statement showing the monthly payments and other amounts collected by or with respect to such Collateral and a statement of moneys held in trust by or on behalf of it for the payment of taxes, insurance premiums or other charges with respect to the affected Collateral, (iii) otherwise use its best efforts to effect the orderly and efficient transfer of servicing of the affected Collateral to the designee selected by the Agent, and (iv) arrange for the physical transfer and delivery to designee selected by the Agent of all Collateral and copies thereof in its possession, and all Medallion Loan Records."

     18. Amendment of Article 7 of the Loan Agreement. Article 7 of the Loan Agreement is hereby amended by deleting Article 7 in its entirety and substituting the following new Article 7 in lieu thereof:

         "ARTICLE 7. FINANCIAL COVENANTS.

         The Borrower covenants and agrees that, until the Notes, together with interest and all other Indebtedness of Borrower to the Agent or the Banks under this Agreement and the other Loan Documents, are paid in full, Borrower and its Subsidiaries shall not, without the prior written consent of the Agent and the Required Banks:

         Section 7.1. [Intentionally Omitted].

         Section 7.2. [Intentionally Omitted].

         Section 7.3. Borrowing Base. Suffer or permit at any time the aggregate unpaid balance of all Senior Debt to exceed the Borrowing Base.

         Section 7.4. [Intentionally Omitted].

         Section 7.5. [Intentionally Omitted].

         Section 7.6. [Intentionally Omitted]."

     19. Amendment of Section 8.1 of the Loan Agreement. Section 8.1(a) of the Loan Agreement is hereby amended by inserting the words ", the SPV Pledge Agreement" immediately following the words "the Borrower Security Agreement" in clause (i) thereof."

     20. Amendment of Section 8.2 of the Loan Agreement. Section 8.2(e) of the Loan Agreement is hereby amended by inserting the words "including unsecured liabilities (other than Indebtedness for money borrowed or that is evidenced by bonds, debentures, notes or other similar instruments) of the Borrower in favor of the SPV incurred in connection with the Merrill Lynch Facility" immediately before the semicolon at the end of such section.

     21. Amendment of Section 8.3 of the Loan Agreement. Section 8.3 of the Loan Agreement is hereby amended by deleting Sections 8.3(e) and (f) in their entirety and substituting the following new Sections 8.3(e) and (f) in lieu thereof:

         "(e) (i) Make or maintain any Investment (including by way of the acquisition of any Person) in any Subsidiary or Affiliate, or any Person that after taking into account such Investment would become a Subsidiary or Affiliate, other than (i) Investments in the Parent arising in relation to the intercompany account between the Borrower and the Parent in an aggregate amount not to exceed $8,598,828 through Maturity, (ii) Investments in the SPV made (A) in connection with the formation and capitalization of the SPV as required under or in connection with the Merrill Lynch Facility and (B) in order to cure or prevent any borrowing base default or rapid amortization event under the Merrill Lynch Facility, provided that no Event of Default shall exist with respect to the Loan Agreement or the Note Purchase Agreements and no Event of Default shall exist with respect to the Loan Agreement or the Note Purchase Agreements after giving effect to such transactions and (iii) Investments existing on the Amendment No. 7 Effective Date and listed on Schedule III hereto. For the avoidance of doubt, the Borrower shall not make, nor shall the Borrower permit any of its Subsidiaries to make, any Investment in Media or Business Lenders, LLC following the Amendment No. 6 Effective Date.

         (f) Sell, discount or otherwise dispose of Loans or any Collateral or sell, discount or otherwise dispose of other Receivables or obligations owing to the Borrower or any of its Subsidiaries, with or without recourse, other than (i) in connection with the grant of any participation in accordance with and to the extent permitted by Section 2.14 hereof, and consistent in any event with past practices, (ii) for collection in the ordinary course of business, (iii) to the Agent for the benefit of the Banks and, with respect to the pledged shares of Media and for so long as the Collateral Agency Agreement is in effect, the Collateral Agent, for the benefit of the Banks, the Senior Note Holders and the CP Holders, (iv) with respect to the sales of Loans by the Borrower to its Affiliates made prior to the Amendment No. 8 Effective Date and described on Schedule 8.3(f) hereto, (v) on or prior to the Amendment No. 8 Effective Date, Commercial Loans in an aggregate principal amount not to exceed $10,000,000 including any accrued and unpaid interest and without discount thereon to the Parent in exchange for Medallion Loans of equivalent value (which determination of equivalency shall take into account any cash payment from the Borrower, in such amount as approved by the Agent, but in no event to exceed $200,000, to achieve such equivalency and shall be satisfactory to the Agent), all pursuant to documentation reasonably acceptable to the Agent and the Senior Note Holders, (vi) sales of Loans as permitted or required by the Merrill Lynch Facility including sales of new Medallion Loans made on or after the Amendment No. 8 Effective Date and the contribution of Medallion Loans to the Merrill Lynch Facility in order to cure or prevent any borrowing base defaults or rapid amortization event under the Merrill Lynch Facility,
     (vii) after the Amendment No. 8 Effective Date, participations in Medallion Loans in an aggregate principal amount not to exceed $5,000,000 including any accrued and unpaid interest and without discount thereon to Atlantic Bank, as the lead lender, in exchange for a 100% interest in approximately $4,750,000 of Medallion Loans with respect to which Atlantic Bank was the lead lender and a 5% interest in approximately $5,000,000 of Medallion Loans with respect to which Atlantic Bank is the lead lender, all pursuant to documentation reasonably acceptable to the Agent and the Senior Note Holders, and (viii) sales of Loans permitted pursuant to Section 8.6(b) hereof; provided that in each such case referred to in this Section 8.3(f), no Default or Event of Default has occurred or is continuing, or would result therefrom."

     22. Amendment of Section 8.5 of the Loan Agreement. Section 8.5 of the Loan Agreement is hereby amended by deleting Section 8.5 in its entirety and substituting the following new Section 8.5 in lieu thereof:

         "Section 8.5. Restricted Payments. Make, or obligate itself to make, any Restricted Payment, provided that (a) after the Amendment No. 8 Effective Date, the Borrower may make quarterly payments of the sum of (i) the minimum amount of Dividends required to be paid for such Borrower to retain its status as a regulated investment company pursuant to Section 851(a) of the Code, plus (ii) the payment of Dividends required to be paid in order to avoid the imposition of excise taxes pursuant to the Code, as determined by the Borrower's independent accountants on the basis of good faith estimates provided by the Borrower, provided that any such amount to be paid under this Section 8.5(a)(ii) shall be quantified by the Borrower and in connection therewith, the Borrower authorizes the Agent and the Senior Note Holders to communicate directly with the Borrower's independent accountants and authorizes such accountants to disclose to Agent and the Senior Note Holders any and all financial statements and other supporting financial documents and schedules including copies of any management letter with respect to the business, financial condition and other affairs of the Borrower and its Subsidiaries and, provided further that five (5) days prior to any such payment, the Borrower shall deliver a certificate demonstrating pro forma compliance with Section 7.3 hereof after making such payment with respect to any Principal Payments to be made with respect to Senior Debt, (b) after the Amendment No. 8 Effective Date, the Borrower contribute additional Medallion Loans or cash to, and/or repurchase at fair value Medallion Loans from the SPV in connection with the Merrill Lynch Facility in order to (1) cure or prevent any borrowing base defaults or rapid amortization event under the Merrill Lynch Facility and (2) to reacquire any Medallion Loans sold to the SPV which did not at the time of such sale meet the "eligibility criteria" for sale under the terms of the Merrill Lynch Facility, provided, in each case, that no Event of Default shall exist with respect to the Senior Facilities and no Event of Default shall exist with respect to the Senior Facilities after giving effect to such transactions, and provided further that the Borrower provides prior written notice to the Agent and the Senior Note Holders of any such contributions and/or repurchases pursuant to this Section 8.5(b), and (c) on the date any Principal Payment or other prepayment (whether voluntary or otherwise) is made in accordance with Section 2.5 hereof, the Borrower may prepay outstanding principal amounts of the Senior Note Debt in an aggregate amount not to exceed the result of 17.25227% multiplied by the sum of the amount of such payment plus the aggregate amount of the Principal Payment or other repayment, as applicable, is made to the Banks on such date. Any such Restricted Payments permitted under Section 8.5(a) above that are made to the Parent shall be paid as a credit to the intercompany balance owing from the Parent to the Borrower."

     23. Amendment of Section 8.6 of the Loan Agreement. Section 8.6 of the Loan Agreement is hereby amended by deleting Section 8.6(b) in its entirety and substituting the following new Section 8.6(b) in lieu thereof:

         "(b) Subject to any additional requirements under Section 8.11 hereof,
     (i) sell, discount or otherwise dispose of Loans or any Collateral, other than (A) as permitted by Sections 8.3(f)(v), (vi) and (vii) and Section 8.11(i)(e)(2),(B) the sale of Loans to an Affiliate for cash for a price not less than the sum of the outstanding principal amount thereof, plus any accrued and unpaid interest and without discount thereon, and (C) the sale of Loans to any Person who is not an Affiliate for a cash price not less than the outstanding principal amount thereof plus any accrued and unpaid interest and without discount thereon, provided such sale is an arm's length transaction made pursuant to the reasonable requirements of the Company's or such Subsidiary's business; or (ii) sell, discount or otherwise dispose of other Receivables or obligations owing to the Borrower or any of its Subsidiaries, with or without recourse, other than (A) in connection with the grant of any participation in accordance with and to the extent permitted by Section 2.14 hereof and consistent in any event with past practices, (B) to a non-Affiliate for collection in the ordinary course of business, or (C) to the Agent for the benefit of the Banks (subject to the terms of the Intercreditor Agreement); provided further that, in each such case, (x) immediately upon such sale or other disposition, the Borrower makes, in accordance with the provisions of
     Section 2.5(e)(iii) hereof, a mandatory prepayment of the outstanding Term Loans and outstanding Senior Notes in an amount equal to the aggregate principal amount, plus accrued interest, of the Loans so sold or otherwise disposed of, and (y) no Default or Event of Default has occurred or is continuing, or would result therefrom."

     24. Amendment of Section 8.11 of the Loan Agreement. Section 8.11 of the Loan Agreement is hereby amended by deleting Section 8.11 in its entirety and substituting the following new Section 8.11 in lieu thereof:

         "Section 8.11.  Transactions with Affiliates.

         (i) (a) Enter into, or cause, suffer, or permit to exist, any transactions, including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service, with any Affiliate on fair and reasonable terms that are less favorable to the Borrower than those that would be obtainable at the time in a comparable arm's-length transaction from any Person who is not an Affiliate; (b) become an Affiliated Person of any Bank or any Affiliated Person of any Bank known to the Borrower; and the Borrower shall use its best efforts to ensure that none of its Affiliated Persons is or becomes an Affiliated Person of any Bank or an Affiliated Person of any Bank known to the Borrower; (c) sell, discount or otherwise dispose of Loans or any Collateral to any Affiliate, other than any sale permitted by Sections 8.3(f)(i), (v) and (vi) and Section 8.6(b) hereof; (d) sell, discount or otherwise dispose of other Receivables or obligations owing to the Borrower or any of its Subsidiaries to any Affiliate, with or without recourse, other than any transaction permitted by Sections 8.3(f)(v) and (vi) hereof; and (e) transfer any assets or cash to any Affiliate, excluding for purposes hereof (1) the payment to an Affiliate of such amounts as may be received on account of Loans serviced by the Borrower on such Affiliate's behalf, after deduction of management fees provided under the respective sale, transfer or participation agreement, (2) on or prior to the Amendment No. 8 Effective Date, the transfer of $4,100,000 to the Parent as reimbursement for allocable overhead and expenses incurred by the Parent for services rendered to or on behalf of the Borrower prior to July 1, 2002, provided, that arrangements satisfactory to the Agent and the Senior Note Holders have been made for (A) the Parent, upon receipt of such proceeds, to make a capital contribution in the amount of $5,000,000 to Freshstart Venture Capital Corp., (B) Freshstart Venture Capital Corp. to purchase from the Borrower for cash, at the outstanding principal amount thereof plus any accrued and unpaid interest and without discount thereon and pursuant to documentation all as reasonably acceptable to the Agent and the Senior Note Holders, Medallion Loans that do not satisfy the Eligibility Requirements and (C) the proceeds received by the Borrower to be applied pro rata to permanently reduce outstanding principal of the Senior Notes and the Term Loans in accordance with Section 5 of the Intercreditor Agreement within two (2) Business Days following the $4,100,000 transfer to the Parent referred to above, (3) after the Amendment No. 8 Effective Date, the transfer of cash reimbursements to the Parent for all allocable overhead and expenses (including salary and other customary intercompany charges) incurred by the Parent for services rendered to or on behalf of the Borrower after July 1, 2002, in a manner consistent with the Borrower's existing method of allocation as of July 1, 2002, (4) contributions from the Borrower of additional Medallion Loans or cash to, and/or repurchases of such Medallion Loans from, the SPV in connection with the Merrill Lynch Facility for an amount equal to the outstanding principal amount thereof plus any accrued and unpaid interest and without discount thereon in order (x) to cure or prevent any borrowing base defaults or rapid amortization event under the Merrill Lynch Facility and (y) to reacquire any Medallion Loans sold to the SPV which did not at the time of such sale meet the "eligibility criteria" for sale under the terms of the Merrill Lynch Facility, provided, in each case, that no Event of Default shall exist with respect to the Senior Facilities and no Event of Default shall exist with respect to the Senior Facilities after giving effect to such transactions and provided further that the Borrower provides prior written notice to the Agent and the Senior Note Holders of any such contributions and/or repurchases pursuant to this
     Section 8.11(e)(4), (5) any other transaction contemplated under the Merrill Lynch Facility or pursuant to the Shared Services Agreement, (6) the repurchase, at the outstanding principal amount thereof plus any accrued and unpaid interest and without discount thereon, of (x) participations in Medallion Loans from Freshstart Venture Capital Corp. on or prior to the Amendment No. 8 Effective Date and (y) participations in Medallion Loans from Atlantic Bank as permitted by Section 8.3(f)(vii) hereof, in each case solely in connection with a concurrent transfer of such Medallion Loans to the SPV in connection with the Merrill Lynch Facility so long as (A) the net proceeds from such transfer are, upon receipt, applied to permanently reduce outstanding principal of the Term Loans and the Senior Notes in accordance with Section 5 of the Intercreditor Agreement, (B) after giving effect to such repurchase and application of net proceeds, no Event of Default is continuing with respect to the Loan Agreement or the Note Purchase Agreements and (C) unless otherwise approved by the Agent, the aggregate amount transferred by the Borrower in connection with any such repurchases does not exceed $500,000 and (7) transfers of Commercial Loans pursuant to Section 8.3(f)(v) hereof.

         (ii) After the Amendment No. 8 Effective Date, all intercompany transactions concerning loans serviced by the Borrower for any Affiliate or by any Affiliate for the Borrower, including, without limitation, sales, payoffs, prepayments, amortization and interest, shall be paid by the Borrower, and to the extent the Borrower has the right to do so, shall be caused by the Borrower to be paid by any such Affiliate, in cash on a monthly basis. In the event funds received on account of any such intercompany transaction exceed $250,000 with respect to any particular loan, settlement of such transaction shall be made in cash and shall occur no later than five (5) Business Days after such funds are received by the Borrower, as servicer."

     25. Amendment of Section 8.16 of the Loan Agreement. Section 8.16 of the Loan Agreement is hereby amended by deleting Section 8.16 in its entirety and substituting the following new Section 8.16 in lieu thereof:

         "Section 8.16. Portfolio Purchases. Make or effect, or obligate itself to make or effect, any Portfolio Purchase or other asset acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices) or stock (or other equity interest) acquisition, other than (i) the exchange of Commercial Loans for Medallion Loans as permitted by Section 8.3(f)(v) hereof, (ii) the repurchase of Medallion Loans from the SPV in connection with the Merrill Lynch Facility as permitted by Section 8.11(i)(e)(4) hereof and (iii) the repurchase of participations in Medallion Loans from Freshstart Venture Capital Corp. or Atlantic Bank as permitted by Section 8.11(i)(e)(6) hereof."

     26. Amendment of Section 8.17 of the Loan Agreement. Section 8.17 of the Loan Agreement is hereby amended by deleting Section 8.17 in its entirety and substituting the following new Section 8.17 in lieu thereof:

         "Section 8.17. Securitizations. Enter into any securitization or similar transaction (i.e., any transfer of its assets in connection with any sale, assignment or other transfer of any receivables, including accounts receivable, loan receivables, lease receivables or other payment obligations or any interest in any of the foregoing, which may in each case include any collections and other proceeds thereof, any collection or deposit accounts related thereto, or any collateral, guarantees or other property or claims supporting or securing payment by the obligor thereon of, or otherwise related to, any such receivables) other than the Merrill Lynch Facility without the prior written consent of the Agent and the requisite Banks (as determined by reference to Section 10.2 hereof) or as otherwise permitted by Sections 8.3(f)(i), (iii) and (vi) hereof."

     27. Amendment of Section 8.18 of the Loan Agreement. Section 8.18 of the Loan Agreement is hereby amended by deleting Section 8.18 in its entirety and inserting the following new Sections 8.18 and 8.19 in lieu thereof:

         "Section 8.18. Subsidiaries, etc. Form, acquire, create or otherwise suffer to exist any Subsidiary other than MFCC and the SPV, provided, however, that the Borrower, MFCC and the SPV comply with the requirements of Section 6.16 hereof.

         Section 8.19. Executive Compensation. Directly or indirectly pay any executive bonuses to, or otherwise increase the compensation in effect on the Amendment No. 8 Effective Date of, either Alvin Murstein or Andrew Murstein until payment in full of the Senior Obligations (as defined in the Intercreditor Agreement, and inclusive of the Make-Whole Amount)."

     28. Amendment of Section 9.1 of the Loan Agreement. Section 9.1 of the Loan Agreement is hereby amended by:

     (a) deleting the references to Sections 6.1(k)(iv) and 6.16 in Section 9.1(b);

     (b) deleting the text "or 6.22" in Section 9.1(b) and substituting the text ", 6.22 or 6.23" in lieu thereof;

     (c) deleting the text "Section 6.7" in the parenthetical in Section 9.1(c) and substituting the text "Sections 6.7 and 6.16" in lieu thereof;

     (d) inserting the following parenthetical immediately before the semicolon at the end of Section 9.1(d):

         "(it being understood by the parties hereto that the provisions of this Section 9.1(d) shall not apply to the Documentation Punch List Letter)";

     (e) inserting the word "or" at the end of Section 9.1(f)(i) and deleting
Section 9.1(f)(iii) in its entirety;

     (f) deleting the comma at the end of Section 9.1(f)(ii) and inserting a semicolon in lieu thereof; and

     (g) inserting the following new Sections 9.1(n) and (o) in proper alphabetical order therein:

         "(n) if loans made to the SPV under the Merrill Lynch Loan Agreement shall have become due and payable in full (whether at maturity or by acceleration) and shall not have been paid in full (it being understood that a rapid amortization event under the Merrill Lynch Facility shall not be included in this clause(n)); and

         (o) if the Agent shall not have received $5,000,000 in proceeds from the Borrower on account of the sale of Medallion Loans to Freshstart Venture Capital Corp. within two (2) Business Days following the transfer of $4,100,000 by the Borrower to the Parent in connection with the transaction permitted and as required by Section 8.11(i)(e)(2) hereof."

     29. Amendment of Section 9.2 of the Loan Agreement. Section 9.2 of the Loan Agreement is hereby amended by adding the following new sentence at the end of such Section:

     "In addition and subject to the provisions of the Intercreditor Agreement, in case any one or more Events of Default shall occur and be continuing, each Bank, if owed any amount with respect to the Loans, may, with the consent of the Required Banks but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Borrower Obligations to such Bank are evidenced, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Bank."

     30. Amendment of Section 9.5 of the Loan Agreement. Section 9.5 of the Loan Agreement is hereby amended by deleting Section 9.5 in its entirety and substituting the following new Section 9.5 in lieu thereof:

         "Section 9.5 Further Payments. Subject to the terms of the Intercreditor Agreement, in the event that the Term Loans and all other amounts owing under the Loan Documents shall have been declared due and payable pursuant to the provisions of this Section or that all outstanding Term Loans shall not have been paid in full at Maturity, any funds received by the Agent and the Banks from or on behalf of the Borrower shall be remitted to, and applied by, the Agent in the following manner and order:
     (a) first, to the payment of interest on, and then the principal portion of, any Term Loans which the Agent may have advanced on behalf of any Bank for which the Agent has not then been reimbursed by such Bank or the Borrower; (b) second, to reimburse the Agent and the Documentation Agent for any expenses due from the Borrower pursuant to the provisions of
     Section 10.6, (c) third, to the payment of the Fees, (d) fourth, to the payment of any other fees, expenses or amounts (other than the principal of and interest on the Term Loans) payable by the Borrower to the Agent, the Documentation Agent or any of the Banks under the Loan Documents, (e) fifth, to the payment, pro rata according to the Exposure Percentage of each Bank, of interest due on the Term Loans, (f) sixth, to the payment, pro rata according to Exposure Percentage of each Bank, of principal on the Term Loans, of such principal, (g) seventh, any remaining funds shall be paid to whomsoever shall be entitled thereto or as a court of competent jurisdiction shall direct."

     31. Amendment of Section 10 of the Loan Agreement. Section 10 of the Loan Agreement is hereby amended by adding the following new Section 10.19 in proper numerical order therein:

         "Section 10.19 Security Interest in Reacquired Medallion Loans. The Borrower hereby acknowledges that, notwithstanding any release or waiver of any Lien given in connection with the sale or contribution of Medallion Loans by the Borrower to the SPV, the Lien created by the Borrower Security Agreement shall attach to all after-acquired Collateral (as defined in the Borrower Security Agreement) including, without limitation, any Medallion Loan repurchased or reacquired by the Borrower following the sale or contribution of such Medallion Loan to the SPV."

     32. Amendment to Schedules to the Loan Agreement. The Schedules to the Loan Agreement are hereby amended by deleting Schedule III thereto in its entirety and substituting in lieu thereof Schedule III attached hereto.

     33. Waivers.

     (a) Subject to the terms and conditions hereof, each of the Banks hereby waives (i) the Borrower's compliance with the requirement of Section 8.3(e)(i) of the Loan Agreement (as in effect prior to the Amendment No. 8 Effective
Date); provided, however, that Investments in the Parent with respect to the intercompany account between the Borrower and the Parent in an aggregate amount do not to exceed $8,598,828 through August 31, 2003 and (ii) the Events of Default listed on Annex C attached hereto.

     (b) The Borrower hereby acknowledges that (i) one or more Events of Default have occurred under the Loan Agreement since May 15, 2002, (ii) the waivers contained in this Amendment shall not become effective until the Amendment No. 8 Effective Date and (iii) the Agent has been collecting, and will continue to collect until the Amendment No. 8 Effective Date, for the ratable benefit of the Banks, and the Banks shall be entitled to retain, interest on all outstanding Loans at the rate of interest set forth in Section 2.6 of the Loan Agreement.

     (c) The Borrower has reported certain violations of the Note Purchase Agreements. Subject to the terms and conditions hereof, each of the Agent and the Banks, following the effectiveness of the Senior Note Holders' waiver required by Section 36(d) hereof, hereby waives any Default or Event of Default which may have occurred or may occur under Section 9.1(f) of the Loan Agreement to the extent such defaults are described in such waiver of the Senior Note Holders, provided that such defaults do not exceed the thresholds required by the Senior Note Holders in any such waiver of the defaults and events of default under the Note Purchase Agreement.

     34. Amendments to the Security Agreement. The Borrower Security Agreement is hereby amended by:

     (a) (i) deleting the period at the end of Section 4.1(l) and substituting a semicolon in lieu thereof, and (ii) adding the following new paragraph at the end of Section 4.1:

         "excluding, however, from the representations contained in Sections 4.1(b) and (c) above, Specified Loans which do not comply with such Sections solely on account of such Loans' status as Specified Loans."

     (b) adding the following new paragraph at the end of Section 6.10:

         "To the extent any Investments are made in the SPV as permitted by
     Section 8.3(e)(ii) of the Loan Agreement, the SPV shall acquire the assets comprising such Investments free and clear of the liens created by this Agreement and the other Loan Documents. To the extent that any Medallion Loan, Commercial Loan or other asset is sold, transferred or disposed of and the sale, transfer or disposition is permitted under the Loan Agreement, the sale, transfer or disposition of the asset shall be free and clear of the liens created by this Agreement and the other Loan Documents. However, in the case of any such permitted Investment, sale, transfer or disposition, the liens created by this Agreement and the other Loan Documents shall attach to the proceeds of the Investment, sale, transfer of disposition. In the case of an Investment, sale, transfer or disposition free and clear of the liens created by this Agreement and the other Loan Documents, the Agent is authorized to provide to the transferee appropriate evidences of release of the liens. If the Investment, sale, transfer or disposition is permitted under the Loan Agreement only in the absence of a Default or Event of Default, the Agent shall be fully protected in providing such evidence of release so long as the officers of the Agent active on the Borrower's account have no actual knowledge of the existence of a Default or Event of Default. Nothing contained in this Section 6.10 shall result in a lien on or a security interest in the capital stock of Freshstart Venture Capital Corp in favor of the Agent."; and

     (c) adding the following new Section 6.16 in proper numerical order therein:

         "Section 6.16. Inconsistent Provisions. If any provision of this Agreement relating to any lien on or security interest in any Investment by the Borrower in Taxi Medallion Loan Trust I, a special purpose, bankruptcy remote, Delaware business trust, shall be inconsistent with, or contrary to, any provision in the Collateral Assignment of Ownership Interests dated as of September 11, 2002 (the "Assignment"), from the Borrower in favor of the Agent, the provision in the Assignment shall be controlling and shall supersede such inconsistent provision in this Agreement to the extent necessary to give full effect to all provisions contained in the Assignment; provided, however, that but for the limitations imposed on account of the Standback Termination Date (as such term is defined in the Assignment), nothing contained in the Assignment shall derogate from any of the rights or remedies of the Agent contained in this Agreement or such document."

     35. Irrevocable Payment Instructions.

     (a) Subject to the provisions of Section 6.22 of the Loan Agreement, if the Agent should at any time or from time to time determine that any invoices for the fees and expenses of counsel to the Agent or any invoices for the fees and expenses of Argus Management Corporation or any other financial consultants hired by the Agent or its counsel have not been reimbursed by the Borrower to the Agent, the Agent shall be entitled to debit the Borrower's Operating Account in an amount equal to the outstanding fees and expenses and to apply such amount to the unreimbursed fees and expenses.

     (b) The Borrower has entered into a funds transfer agreement with the Agent on the Agent's customary form. The following provisions are supplemental to the funds transfer agreement:

         (i) The Borrower hereby submits to the Agent a standing payment order to pay from the Borrower's Operating Account the amount set forth at any time or from time to time in any written notification received by the Agent from the Senior Note Holders (A) stating that the funds transfer is being requested to pay the outstanding fees and expenses of counsel to the Senior Note Holders, Nightingale & Associates LLC or any other financial consultants hired by the Senior Note Holders or their counsel and (B) containing funds transfer instructions.

         (ii) The Agent shall be fully protected in relying on any such notification and complying with the funds transfer instructions contained therein and shall not be responsible for the truth, accuracy, authenticity or genuineness of the notification or of any information contained therein. The Borrower agrees to indemnify and to hold the Agent harmless from and against any losses, costs or expenses sustained or incurred by the Agent in accepting a payment order and complying with the funds transfer instructions. Such indemnity obligations shall constitute obligations under the Credit Agreement secured by the Collateral.

         (iii) The standing payment order set forth in this Section 35(b) may not be cancelled without the prior written consent of the Senior Note Holders. The Borrower and the Agent agree not to amend the funds transfer agreement between them so as to derogate from the provisions in favor of the Senior Note Holders contained in this Section 35(b).

     36. Representations and Warranties, Etc.

         (a) Each of the Borrower and the Guarantors hereby represents and warrants to the Agent and the Banks as of the date hereof, and as of any date on which the conditions set forth in Section 37 below are met, as follows:

             (i) The execution and delivery by each of the Borrower and the Guarantors of this Amendment, Amendment No. 5 to the Financial Agreement and all other instruments and agreements required to be executed and delivered by each of the Borrower and the Guarantors in connection with the transactions contemplated hereby and thereby or referred to herein or therein (collectively, the "Amendment Documents"), and the performance by each of the Borrower and the Guarantors of any of their respective obligations and agreements under the Amendment Documents, the Loan Agreement and the other Loan Documents, as amended hereby, are within the corporate or other authority of each of the Borrower and the Guarantors, as the case may be, have been duly authorized by all necessary proceedings on behalf of each of the Borrower and the Guarantors, as the case may be, and do not and will not contravene any provision of law or of any judgment, order or decree applicable to or binding on the Borrower or the Guarantors, or of the Borrower's or either Guarantor's charter, other incorporation or organizational papers, or by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon the Borrower or the Guarantors.

             (ii) Each of the Amendment Documents and the Loan Agreement and other Loan Documents, as amended hereby, to which the Borrower or a Guarantor is a party constitutes a legal, valid and binding obligation of such Person, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

             (iii) No approval or consent of, or filing with, any Governmental Authority is required to make valid and legally binding the execution, delivery or performance by each of the Borrower and the Guarantors of the Amendment Documents or the Loan Agreement or other Loan Documents, as amended hereby, or the consummation by each of the Borrower and the Guarantors of the transactions among the parties contemplated hereby and thereby or referred to herein or therein.

             (iv) The representations and warranties contained in Article 4 of the Loan Agreement and in the other Loan Documents were true and correct at and as of the date made. Except to the extent of changes resulting from transactions contemplated or permitted by the Loan Agreement and the other Loan Documents, changes occurring in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse to the interests of the Banks or the Senior Note Holders) and to the extent that such representations and warranties relate expressly to an earlier date and after giving effect to the provisions hereof, such representations and warranties, after giving effect to this Amendment, also are correct at and as of the date hereof.

             (v) Each of the Borrower and the Guarantors has performed and complied in all material respects with all terms and conditions herein and in the Loan Documents required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions of this Amendment and the other Amendment Documents, there exists no Event of Default or Default.

         (b) Each of the Borrower and the Guarantors acknowledges and agrees that the representations and warranties contained in this Amendment shall constitute representations and warranties referred to in Article 4 of the Loan Agreement, a breach of which shall constitute an Event of Default.

     37. Effectiveness.

     (a) Except as set forth in Section 37(b) below, this Amendment shall become effective (the "Amendment No. 8 Effective Date") upon the satisfaction of each of the following conditions, in each case in a manner satisfactory to, and in form and substance satisfactory to, the Agent on or before September 13, 2002:

         (i) This Amendment shall have been duly executed and delivered by each of the Borrower, the Guarantors, the Agent and the requisite Banks and shall be in full force and effect.

         (ii) The SPV Pledge Agreement shall have been duly executed, in full force and effect and delivered by the Borrower, together with (A) all trust certificates or other certificates evidencing the Borrower's beneficial and ownership interests in the SPV, (B) a dated instruction letter to the trustee, advising the trustee of the transfer of the trust certificate, (C) instruments of assignment duly executed in blank, and (D) an undated consent from the management board of the SPV, consenting to the transfer.

         (iii) The Agent shall have received (A) evidence of the effectiveness of an amendment to the Financial Agreement, in form and substance satisfactory to the Agent, together with all requisite consents, in form and substance satisfactory to the Agent, from the Financial Banks, including without limitation consent for the $5,000,000 capital contribution by the Parent to Freshstart Venture Capital Corp and (B) evidence of the waiver of any defaults existing immediately prior to the Amendment No. 8 Effective Date under the Financial Agreement.

         (iv) The Agent shall have received (A) evidence of the effectiveness of an amendment to the Note Purchase Agreements, in form and substance satisfactory to the Agent, and (B) evidence of the waiver of any defaults existing immediately prior to the Amendment No. 8 Effective Date under the Note Purchase Agreements, each in form and substance satisfactory to the Agent.

         (v) The Agent shall have received copies of all of the documentation executed and delivered in connection with the Merrill Lynch Facility, together with satisfactory evidence of consummation of the Merrill Lynch Facility upon terms and conditions satisfactory to the Agent and the Senior Note Holders.

         (vi) The Agent shall have received a payment of not less than $99,000,000 from the proceeds of the consummation of the Merrill Lynch Facility and cash on hand of the Borrower, which payment (A) when added to the proceeds to be received on account of the transaction permitted pursuant to Section 8.11(i)(e)(2) of the Loan Agreement, shall total no less than $104,000,000 and (B) shall be applied to repay outstanding Term Loans and the principal amounts outstanding under the Senior Notes, in an amount equal to one hundred percent (100%) of such payment, with such payment being allocated among the Banks, the Agent and the Senior Note Holders on a pro rata basis in accordance with the provisions of Section 5 of the Intercreditor Agreement.

         (vii) The Agent shall have received, for the pro rata account of the Banks, all accrued and unpaid interest on the principal amount of Loans outstanding immediately prior to the Amendment No. 8 Effective Date at the rate set forth in Section 2.6 of the Loan Agreement.

         (viii) The Agent shall have received, for the pro rata account of each Bank, amendment fees equal to, in the case of each Bank, 0.25% multiplied by such Bank's Percentage of the principal amount of Term Loans outstanding as of the date hereof (after giving effect to the Principal Payment required on the Amendment No. 8 Effective Date.

         (ix) The Agent shall have received evidence satisfactory to the Agent that the $854,000 intercompany balance between the Borrower and Freshstart Venture Capital Corp. has been reduced to $0.

         (x) All outstanding Swing Lines Loans shall be paid in full.

         (xi) All reports, statements, schedules, certificates and other documents required to be delivered to the Agent and each Bank pursuant to
     Section 6.1 of the Loan Agreement, as amended by this Amendment, shall have been so delivered.

         (xii) The Agent shall have received a copy of a fully executed letter between the Borrower and a document imaging company, such letter to be in form and substance reasonably satisfactory to the Agent, which letter sets forth rates for such document imaging company to produce compact discs containing imaged copies of all of the promissory notes, security agreements and financing statements related to the Bank Loans constituting Collateral, with such descriptive data items attached to each such promissory note, security agreement and financing statement as may be requested by the Agent to permit sorting and indexing.

         (xiii) Except as specified in the Documentation Punch List Letter, the Agent shall have received (A) copies of appropriate assignment documents for intercompany loan transfers identified by M.R. Weiser as necessary or desirable including, without limitation, all promissory notes owned by the Borrower marked to reflect any chain of assignment thereof to the Borrower and (B) satisfactory evidence that all necessary steps to rectify any material deficiencies noted by M.R. Weiser in its review of the Collateral have been performed.

         (xiv) The Agent shall have received from the Secretary of the Borrower a copy, certified by such Secretary to be true and complete as of such date, of the resolutions of its Board of Directors or other management authorizing, to the extent it is a party thereto, the execution, delivery and performance of Amendment No. 8.

         (xv) The Agent shall have received favorable legal opinions addressed to the Agent and the Banks, dated as of the date hereof, in form and substance satisfactory to the Agent, from counsel to the Borrower and the Guarantors and Delaware counsel to the Borrower, concerning corporate or other applicable entity authority matters and the enforceability of each of the Amendment Documents and the SPV Pledge Agreement, and the Loan Agreement and the other Loan Documents as amended thereby, and concerning such other matters as the Agent may request.

         (xvi) The Agent shall have received an indemnification from the Senior Note Holders, in form and substance satisfactory to the Agent, relating to any payment order accepted by the Agent pursuant to Section 35 hereof.

         (xvii) Bingham McCutchen LLP shall have received payment of all fees and expenses outstanding as of the date hereof, including, but not limited to, fees and expenses occurred in connection with the preparation of this Amendment and ancillary documentation and all fees and expenses incurred in connection with the employment of Argus Management Corporation.

         (xviii) Bingham McCutchen LLP shall have received payment of a retainer in the amount of $100,000, which amount shall include a retainer on account of the continued employment of Argus Management Corporation.

         (xix) The Agent shall have received such other items, documents, agreements or actions as the Agent may reasonably request in order to effectuate the transactions contemplated hereby.

     (b) The amendments set forth in (i) Section 8.3(f)(v) (sale of up to $10,000,000 of Commercial Loans to the Parent in exchange for Medallion Loans of equivalent value), (ii) Section 8.11(i)(e)(2) (transfer of $4,100,000 to the Parent as reimbursement for allocable overhead and expenses) and (iii) Section 8.11(i)(e)(6)(x) (repurchase of participations in Medallion Loans from Freshstart Venture Capital Corp.) shall become effective as of the date hereof. In the event that either of the transactions described in Sections 37(b)(i) and
(ii) above occur on or after the date hereof and prior to the Amendment No. 8 Effective Date, the requirement that no Default or Event of Default shall have occurred or be continuing, or would result therefrom, shall not apply thereto.

     (c) The Agent agrees to provide notice to the Borrower of the occurrence and date of the Amendment No. 8 Effective Date promptly upon satisfaction of each of the foregoing conditions. Such notice shall be conclusive and binding on all parties hereto.

     38. Release. In order to induce the Agent and the Banks to enter into this Amendment, the Borrower, on behalf of itself and its Subsidiaries, acknowledges and agrees that: (a) none of the Borrower nor such Subsidiaries has any claim or cause of action against the Agent, the Swing Line Lender, the Collateral Agent or any Bank (or any of their respective directors, officers, employees or agents); (b) none of the Borrower nor such Subsidiaries has any offset rights, counterclaims or defenses of any kind against any of its respective obligations, indebtedness or liabilities to the Agent, the Swing Line Lender, the Collateral Agent or any Bank; and (c) each of the Agent, the Swing Line Lender, the Collateral Agent and the Banks has heretofore properly performed and satisfied in a timely manner all of its obligations to the Borrower and each such Subsidiary. The Borrower, on behalf of itself and its Subsidiaries, wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Agent's, the Swing Line Lender's, the Collateral Agent's or the Banks' rights, interests, contracts, collateral security or remedies. Therefore, the Borrower, on behalf of itself and its Subsidiaries, unconditionally releases, waives and forever discharges (x) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Agent, the Swing Line Lender, the Collateral Agent or any Bank to the Borrower or any of its Subsidiaries, except the obligations to be performed by the Agent, the Swing Line Lender, the Collateral Agent or any Bank on or after the date hereof as expressly stated in this Amendment, the Loan Agreement and the other Loan Documents, and (y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Borrower or any such Subsidiary might otherwise have against the Agent, the Swing Line Lender, the Collateral Agent, any Bank or any of its directors, officers, employees or agents, in either case (x) or (y), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

     39. Miscellaneous Provisions.

     (a) The Borrower hereby ratifies and confirms all of its obligations to the Agent and the Banks under the Loan Agreement and the other Loan Documents, in each case as amended hereby, including, without limitation, the Bank Loans, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Banks and the Agent the Term Loans, reimbursement obligations and all other amounts due or to become due and payable to the Banks and the Agent under the Loan Agreement and the other Loan Documents, as amended hereby. Except as expressly amended hereby, each of the Loan Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Loan Agreement shall hereafter be read and construed together as a single document, and all references to the Loan Agreement in the Loan Agreement, any other Loan Document or any agreement or instrument related to the Loan Agreement shall hereafter refer to the Loan Agreement as amended by this Amendment.

     (b) No consent or waiver herein granted shall extend to or affect any obligations not expressly herein consented to or waived or shall impair any right of the Agent or the Banks consequent thereon. No consent or waiver herein granted shall extend beyond the term expressly set forth herein for such consent or waiver, nor shall anything contained herein be deemed to imply any willingness of the Agent or the Banks to agree to, or otherwise prejudice any rights of the Agent and the Banks with respect to, any similar or dissimilar consents or waivers that may be requested for any future period.

     (c) Without limiting the expense reimbursement requirements set forth in
Section 10.6 of the Loan Agreement, the Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

     (d) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     (e) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

                      [signature pages immediately follow]

     IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Amendment to be executed on its behalf by its officer thereunto duly authorized, as of the date first above written.



                                    MEDALLION FUNDING CORP.



                                    By:/s/ Alvin Murstein
                                       -----------------------------------
                                       Name:  Alvin Murstein
                                       Title: Chief Executive Officer



                                    By:/s/ James Jack
                                       -----------------------------------
                                       Name:  James E. Jack
                                       Title: Executive Vice President &
                                              Chief Financial Officer



                                    FLEET NATIONAL BANK (f/k/a Fleet Bank,
                                    National Association), as Agent, as Swing
                                    Line Lender and as one of the Banks



                                    By:/s/ Mark A. Van Osdol
                                       -----------------------------------
                                       Name:  Mark A. Van Osdol
                                       Title: Senior Vice President



                                    THE BANK OF NEW YORK, as Documentation
                                    Agent and as one of the Banks



                                    By:/s/ George P. Malanga
                                       -----------------------------------
                                       Name:  George P. Malanga
                                       Title: Senior Vice President

                                    HARRIS TRUST AND SAVINGS BANK



                                    By:/s/ Michael S. Cameli
                                       -----------------------------------
                                       Name:  Michael S. Cameli
                                       Title: V.P.



                                    BANK OF TOKYO-MITSUBISHI TRUST COMPANY



                                    By:/s/ Fredrich N. Wilms
                                       -----------------------------------
                                       Name:  F.N. Wilms
                                       Title: Vice President



                                    JPMORGAN CHASE BANK (f/k/a The Chase
                                    Manhattan Bank)



                                    By:/s/ Cynthia Lash
                                       -----------------------------------
                                       Name:  Cynthia Lash
                                       Title: Vice President



                                    ISRAEL DISCOUNT BANK OF NEW YORK



                                    By:/s/ Robert J. Fainelli
                                       -----------------------------------
                                       Name:  Robert J. Fainelli
                                       Title: First Vice President



                                    By:/s/ Howard Weinberg
                                       -----------------------------------
                                       Name:  Howard Weinberg
                                       Title: Senior Vice President

                                    CITIBANK, N.A. (f/k/a European American
                                    Bank)



                                    By:/s/ Daniel J. Horan
                                       -----------------------------------
                                       Name:  Daniel J. Horan
                                       Title: Sr. Vice President



                                    BANK LEUMI USA



                                    By:/s/ John Koenigsberg  /s/ Paul Tine
                                       -----------------------------------
                                       Name:  John Koenigsberg   Paul Tine
                                       Title: FVP                VP



                                    HSBC BANK USA



                                    By:/s/ Walter J. Oemcke
                                       -----------------------------------
                                       Name:  Walter J. Oemcke
                                       Title: Vice President

     Each of the undersigned hereby reaffirms and ratifies all of its agreements and obligations under the Loan Documents which such Person is a party to, and confirms that it consents to the amendment of the Loan Agreement as set forth above.


MEDALLION TAXI MEDIA, INC.



By:/s/ Andrew M. Murstein
   -----------------------------------
   Name:  Andrew M. Murstein
   Title: Chief Executive Officer



By:/s/ Michael Leible
   -----------------------------------
   Name:  Michael Leible
   Title: President



MEDALLION FINANCIAL CORP.



By:/s/ Alvin Murstein
   -----------------------------------
   Name:  Alvin Murstein
   Title: Chief Executive Officer



By:/s/ James Jack
   -----------------------------------
   Name:  James E. Jack
   Title: Chief Financial Officer and
          Executive Vice President



MEDALLION FUNDING CHICAGO CORP.



By:/s/ Alvin Murstein
   -----------------------------------
   Name:  Alvin Murstein
   Title: Chief Executive Officer



By:/s/ James Jack
   -----------------------------------
   Name:  James E. Jack
   Title: Chief Financial Officer